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                                                                  Exhibit 10.12

                                 MUTUAL RELEASE


     This MUTUAL RELEASE (this "AGREEMENT") dated as of June __, 1995, is made by and among (a) MK Rail Corporation, a Delaware corporation ("MK RAIL") and all of its subsidiaries and (b) Morrison Knudsen Corporation, an Ohio corporation ("MKO"), Morrison Knudsen Corporation, a Delaware corporation ("MKC") (MKO and MKC shall be referred to herein collectively as "MK") and their wholly-owned domestic subsidiaries.

                               W I T N E S E T H:

     WHEREAS, MK Rail and MK have executed and entered into that certain Global Settlement Agreement dated as of June 15, 1995 (the "GLOBAL SETTLEMENT AGREEMENT"); and

     WHEREAS, pursuant to Section 3.1 of the Global Settlement Agreement,
MK Rail has agreed to release certain claims that it and its subsidiaries may have against MK and the MK Released Persons (as defined herein) and to execute a mutual release to evidence such releases;

     WHEREAS, pursuant to Section 3.2 of the Global Settlement Agreement, MK has agreed to release certain claims that it and its wholly-owned domestic subsidiaries may have against MK Rail and the MK Rail Released Persons (as defined herein) and to execute a mutual release to evidence such releases;

     WHEREAS, simultaneously with the execution of this Agreement, the "CLOSING DATE" under the Global Settlement Agreement has occurred; and

     WHEREAS, MK Rail and MK desire to enter into this Agreement to satisfy the requirements of Section 6(h) of the Global Settlement Agreement;

     NOW, THEREFORE, in consideration of the terms and conditions contained herein, the consideration received by the parties pursuant to the Global Settlement Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.   MK RAIL RELEASE.  MK Rail and all of its subsidiaries (excluding
MK Australia) hereby fully, absolutely, unconditionally and completely release and discharge MKO and MKC and their respective successors, predecessors, assigns, assignees, subsidiaries, stockholders, affiliates, present and former directors, trustees, officers, employees, attorneys and agents, and in the case of individuals, their respective heirs, receivers, conservators, beneficiaries, executors and administrators, and, in any case, any other person who, within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, as amended, "CONTROLS," is "CONTROLLED BY" or is under "COMMON CONTROL" with, any such persons past or present (collectively, the "MK RELEASED PERSONS") from any and all actions, causes of action, setoffs,




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claims, crossclaims, counterclaims, cross-actions, third-party actions, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, losses, demands, costs, expenses, liabilities, obligations, accounts, defenses, claims for relief or judgments, of whatever kind or character, including, but not limited to, all matters arising out of federal or state securities laws or regulations, statute, common law, contract, tort, regulation, violation of law or otherwise, whether known or unknown, suspected or unsuspected, fixed or unfixed, direct or indirect, contingent or otherwise, at law or in equity, for or because of any matter or thing done, omitted, admitted or suffered to be done now or hereafter, relating to events prior hereto (collectively, "CLAIMS") MK Rail or any of its subsidiaries (excluding
MK Australia) ever had, now have, hereafter can, shall or may have against any of the MK Released Persons (excluding the "MK Rail Retained Claims"), including, but not limited to, any and all Claims relating to (i) the Transfer Agreement dated as of February 25, 1994 (the "TRANSFER AGREEMENT"); (ii) the prior transfer of any businesses, portions of businesses or assets by MKO or MKC to MK Rail or any of its subsidiaries; (iii) the assumption of liabilities by MK Rail or any of its subsidiaries in connection with any prior transfer of any business, portions of businesses or assets by MKO or MKC to MK Rail or any of its subsidiaries, (iv) the initial public offering of common stock of MK Rail and the underwriting contract with respect thereto, (v) Claims that have been made or could have been made in any securities, shareholder and derivative actions, including those pending against MK Rail, MKO, MKC and others and
(vi) the Corporate Support and Professional Services Agreement dated as of February 25, 1994 and (vii) the Agreement dated as of October 20, 1994 between MKO and MK Rail relating to Southern Pacific Transportation Company (collectively, the "MK RAIL RELEASED CLAIMS"). The "MK Rail Retained Claims" shall mean any and all Claims of MK Rail against the MK Released Persons relating to (i) breach by MKO or MKC of the terms of the Global Settlement Agreement, this Agreement, the Note Agreement or the Indemnity Agreement (as defined in the Global Settlement Agreement), (ii) breach by MKO or MKC after the date hereof of any of the Existing Intercompany Agreements (as defined in the Global Settlement Agreement) and (iii) MK Australia.

     2. MK RELEASE. MKO and MKC and all of their wholly-owned domestic subsidiaries hereby fully, absolutely, unconditionally and completely release and discharge MK Rail and its successors, predecessors, assigns, assignees, subsidiaries, stockholders, affiliates, present and former directors, trustees, officers, employees, attorneys and agents, and in the case of individuals, their respective heirs, receivers, conservators, beneficiaries, executors and administrators, and, in any case, any other person who, within the meaning of Rule 12b-2 of the Securities Exchange Act of 1934, as amended, "CONTROLS," is "CONTROLLED BY" or is under "COMMON CONTROL" with, any such persons past or present, excluding in each case William J. Agee and Ted Nelson (collectively, the "MK RAIL RELEASED PERSONS") from any and all Claims MKO, MKC or any of their wholly-owned domestic subsidiaries ever had, now have, hereafter can, shall or may have against any of the MK Rail Released Persons (excluding the "MK RETAINED CLAIMS"), including, but not limited to, any and all Claims relating to (i) the Transfer Agreement (excluding all indemnification obligations of MK Rail thereunder); (ii) the prior transfer of any businesses, portions of businesses or assets by MKO or MKC to MK Rail or any of its subsidiaries; (iii) the assumption of liabilities by MK Rail or any of its subsidiaries in connection with any prior transfer of any business,


                                      -2-

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portions of businesses or assets by MKO or MKC to MK Rail or any of its subsidiaries, (iv) the initial public offering of common stock of MK Rail and the underwriting contract with respect thereto, (v) Claims that have been made or could have been made in any securities, shareholder and derivative actions, including those pending against MK Rail, MKO, MKC and others, (vi) the Corporate Support and Professional Services Agreement dated as of February 25, 1994 and
(vii) the setoff claim asserted by the Transit Division of MKO in the amount of approximately $1,700,000 against MK Rail with respect to invoices for locomotive parts (collectively, the "MK RELEASED CLAIMS"). The "MK RETAINED CLAIMS" shall mean any and all Claims of MKO or MKC against the MK Rail Released Persons relating to (i) breach by MK Rail or any of its subsidiaries of the terms of the Global Settlement Agreement, this Agreement or the Corporate Services Agreement (as defined in the Global Settlement Agreement), (ii) MK Australia, (iii) any of the Existing Intercompany Agreements (as defined in the Global Settlement Agreement; (iv) the Intercompany Debt, the Note or the Note Agreement; and
(v) any and all existing or future indemnification obligations of MK Rail and/or its subsidiaries to MKO, MKC or their respective subsidiaries under the Transfer
Agreement, the MK Rail Indemnification Agreement or otherwise.   The parties
expressly agree that the foregoing releases by MKO or MKC shall not affect in any way MKO's rights incident to ownership of the MKO Rail Common Stock (as defined in the Global Settlement Agreement).

     3. MK RAIL COVENANT NOT TO SUE. MK Rail and all of its subsidiaries hereby covenant and agree not to sue or maintain, or assign or otherwise transfer the right to sue or maintain, any action or proceeding for any claim, cause of action, demand, cross-action, crossclaim, counterclaim, third-party action or other form of pleading, in law or in equity, against the MK Released Persons or any of them, individually, jointly and severally, with respect to any and all claims, demands, actions, or causes of action (including without limitation any claims or causes of action based upon indemnity, contribution, or subrogation), suits, costs, damages, expenses, compensation, penalties, liabilities and obligations of any kind or nature, whether in law or in equity, whatsoever, known or unknown, direct or consequential, foreseen or unforeseen, matured or unmatured, developed or undeveloped, anticipated or unanticipated, fixed or contingent, incurred or arising at any time prior to the date hereof, or at any time in the future, from or in connection with or in any way related to the MK Rail Released Claims, regardless of whether it was beyond human wisdom to have discovered or foreseen the circumstances giving rise to the cause of action or claims. Any and all Claims of MK Rail or any of its subsidiaries relating to any Claims that have been made or could have been made in any securities, shareholder or derivative actions pending against MK Rail, MKO, MKC and others shall be addressed solely as set forth in Section 5.3 of the Global Settlement Agreement and MK Rail and any of its subsidiaries expressly waive any rights of contribution against any MK Released Person with respect thereto and shall not assert such Claims against, or seek satisfaction thereof, from the MK Released Persons other than as set forth in Section 5.3 of the Global Settlement Agreement.

     4. MK COVENANT NOT TO SUE. MKO, MKC and all of their wholly-owned domestic subsidiaries hereby covenant and agree not to sue or maintain, or assign or otherwise transfer the right to sue or maintain, any action or proceeding for any claim, cause


                                       -3-




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of action, demand, cross-action, crossclaim, counterclaim, third-party action or other form of pleading, in law or in equity, against the MK Rail Released
Persons or any of them, individually, jointly and severally, with respect to any and all claims, demands, actions, or causes of action (including without limitation any claims or causes of action based upon indemnity, contribution, or subrogation), suits, costs, damages, expenses, compensation, penalties, liabilities and obligations of any kind or nature, whether in law or in equity, whatsoever, known or unknown, direct or consequential, foreseen or unforeseen, matured or unmatured, developed or undeveloped, anticipated or unanticipated, fixed or contingent, incurred or arising at any time prior to the date hereof, or at any time in the future, from or in connection with or in any way related to the MK Released Claims, regardless of whether it was beyond human wisdom to have discovered or foreseen the circumstances giving rise to the cause of action or claims.

     5. REPRESENTATION BY COUNSEL. The parties hereto hereby acknowledge that they are, and have been, represented by counsel in connection with the negotiation and preparation of this Agreement, that the provisions of this Agreement and the legal effect thereof have been fully explained to them, and that they have entered into this Agreement freely and voluntarily and without coercion or undue influence.

     6. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and the MK Released Persons and the MK Rail Released Persons and their heirs, executors, representatives, successors and assigns as such may now or hereafter be a part.

     7. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to conflicts of law principles.

     8. SURVIVAL. The covenants and agreements contained in this Agreement shall survive the execution hereof.

     9. HEADINGS. The headings in this Agreement are solely for convenience of reference and shall not be given any effect in the construction or interpretation of this Agreement.

     10. ADOPTION OF REPRESENTATIONS AND WARRANTIES. By executing this Agreement, the subsidiaries of MK Rail and the wholly-owned domestic subsidiaries of MKO and MKC confirm that (a) the representations and warranties set forth in the Global Settlement Agreement as to such subsidiaries are true and correct as of the date hereof and (b) they have received an executed copy of the Global Settlement Agreement.

     11. DEFINED TERMS. Any capitalized term used in this Agreement not otherwise defined herein shall have the meaning given to such term in the Global Settlement Agreement.


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     12.  COUNTERPARTS.  This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed an original, and all of such counterparts shall together constitute one and the same agreement.

                                    *   *   *







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     IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by them on the date first above written.


                              MK RAIL CORPORATION


                              By:_______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                              [SIGNATURE LINES FOR ALL SUBSIDIARIES OF
                              MK RAIL CORPORATION]

                              By:_______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                              MORRISON KNUDSEN CORPORATION,
                              an Ohio corporation

                              By:_______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                              MORRISON KNUDSEN CORPORATION,
                              a Delaware corporation

                              By:_______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


                              [SIGNATURE LINES FOR ALL WHOLLY-OWNED
                              DOMESTIC SUBSIDIARIES OF MKO AND MKC]

                              By:_______________________________________________
                                  Name:_________________________________________
                                  Title:________________________________________


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